Exhibit 99.1

MAD MONEY BRIEFING October 13, 2016

Mad Money Briefing October 13, 2016 1 Forward Looking Statements This report contains “forward - looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, exp ect, project, believe or anticipate will or may occur in the future are forward - looking statements. Forward - looking statements are ba sed on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, ex pec ted future developments and other relevant factors. They are not guarantees of future performance, and actual results, developmen ts and business decisions may differ materially from those envisaged by our forward - looking statements. Our forward - looking statements are also subject to risks and uncertainties, which can affect our performance in both the near - and long - term. We identify the princ ipal risks and uncertainties that affect our performance in our Form 10 - K and other filings with the Securities and Exchange Commission. Information on our third quarter financial performance contained in this report is preliminary pending the issuance of our Fo rm 10 - Q for the period ending September 30, 2016. Definition Of Core Organic Throughout this presentation, core organic sales growth refers to reported sales growth less the impacts from foreign currenc y translation, M&A and raw materials pass - through pricing in the Resins & Chemicals business of PMT. The raw materials pricing imp act is excluded in instances where raw materials costs are passed through to customers, which drives fluctuations in selling prices not tied to volume growth. A reconciliation of core organic sales growth to reported sales growth is provided in the Appendix. Earnings Per Share As reported in our pre - earnings release issued on October 6, 2016, Honeywell’s third - quarter reported EPS is expected to be approximately $ 1.60. Excluding $0.07 of benefits related to the early adoption of the Financial Accounting Standards Board’s (FASB) Accounting Standards Update 2016 - 09 for stock compensation, third - quarter EPS is expected to be approximately $1.67. All refere nces to fourth - quarter EPS are for Honeywell’s current estimated EPS and exclude any mark - to - market pension adjustment or expense arising from a potential bond refinancing transaction which may occur in the fourth quarter.

Mad Money Briefing October 13, 2016 Great Performance In Tough Macro Environment In 2016 2 2% - 3% 8% - 9% Reported Sales EPS EPS , V% Exclude Any Pension Mark - to - Market Adjustment And Contemplated Debt Refinancing Charges • Continued Slow Growth Environment • HON Oil & Gas Businesses Bottomed 3Q • Leveraging The Honeywell Playbook • Investing Heavily For The Future

Mad Money Briefing October 13, 2016 Sticking To 2016 Earnings Guidance 3 2014 2015 LTM July Current ~ 1% Core Organic ~$39.5B Current Sales Guidance Represents Midpoint Of Reported Sales Growth Guidance ~$40.3B (1%) - (2%) Core Organic Sales Guidance $ 6.60 - $ 6.70 $ 6.60 - $ 6.64 July Current EPS Guidance 8% - 10% 8% - 9 % EPS , V% Excludes Any Pension Mark - to - Market Adjustment And Contemplated Debt Refinancing Charges ~$ 40.4B Original 1% - 2% Core Organic $ 6.45 - $ 6.70 Original 6% - 10%

Mad Money Briefing October 13, 2016 3Q Oil & Gas Bottom … 2017 Inflections Intact 4 • New Product Introduction, Connected Offerings, Installed Base Expansion • Slowing Business Jets Production Rates, OEM Incentives Headwind • Lap Market Headwinds, UOP Backlog Improving (+15%) • Domestic Space Slowing; Reduced Funding And Program Ramp Downs • Channel Headwinds, USPS Comp • Global Turbo Penetration Increasing • Solstice Product Growth; Exiting Resins & Chemicals Business End Market Commentary On End Market Performance Homes And Buildings Defense & Space Oil And Gas Advanced Materials Industrial And Workers Vehicles Commercial Aviation 2016 HON Exposure + - - +/ - - - + 3Q 2016 FY 2017 + + - + - + +

Mad Money Briefing October 13, 2016 Delivering On A Long - Term Basis 5 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E EPS Growth (Indexed To 2007) HON Peer Average 197 134 100 Peer Average Consists Of GE, UTX, MMM, ITW, EMR, COL; EPS Growth Based On Each Company’s Presentation Of Adjusted EPS EPS, V% Exclude Any Pension Mark - to - Market Adjustment

Mad Money Briefing October 13, 2016 3Q16E EPS UOP Catalysts; Process Solutions Short-Cycle Productivity Solutions Growth Restructuring Benefits Net M&A Below-The-Line, Other, Tax 4Q16E ~$1.67 $0.08 - $0.09 $0.02 - $0.03 $0.03 - $0.04 ~($0.02) ($0.03) - ($0.04) $1.74 - $1.78 Strong Visibility To 4Q16 6 3Q16E EPS Excludes Restructuring In 3Q Associated With First Half Benefit From Stock Comp. 4Q16E EPS, V% Exclude Any Pension Mark - to - Market Adjustment And Contemplated Debt Refinancing Charges 10% - 13% YoY Growth

7

Long Cycle Improving For 2017


Short/Long Cycle Mix
Short Cycle 60%
Long Cycle 40%


Long Cycle Backlog Growth
~$15.5B
~$15.8B
3Q15
3Q16

- 2% Backlog Growth Driven Primarily By UOP, D&S
- Diversity Of Opportunity Matters
- Massive Installed Base In Aerospace, D&S, HPS, HBS, UOP
- Includes High-Margin Services Tail

Mad Money Briefing
October 13, 2016

Honeywell

Mad Money Briefing October 13, 2016 Favorable Set Up In 2017 8 2016 EPS Guidance Midpoint Targeting Double - Digit EPS Growth 2016 Divestitures Sales Inflections Other Sales Growth Operational Performance Restructuring Benefits F/X Hedges 2017 2016 EPS Guidance Midpoint Targeting Double - Digit EPS Growth • Resins & Chemicals • Government Services • Restructuring Benefits From 3Q16 Funding • Euro Hedged At $1.15 In 2017 vs . $ 1.10 In 2016 • Anticipating Low - Single Digit Sales Growth EPS Excludes Any Pension Mark - to - Market Adjustment And Contemplated Debt Refinancing Charges • Expect 45 - 75 bps Margin Expansion • Solstice Ramp • Connected Offerings • UOP Growth • M&A Contributes

Mad Money Briefing October 13, 2016 Substantial Capital Put To Work For Shareowners 9 $1.5B $0.9B $4M $1.7B $1.9B $5.2B ~ [VALUE] ~$1.9B ~$2.6B Dividends Share Repurchases M&A 2014 2015 2016E 2014 2015 3Q16E YTD 2015 3Q16E YTD 2014 • Attractive Returns From Nine Acquisitions Over Past 18 Months • Continuing To Improve Growth Profile Through Acquisitions And Divestitures ~$0.5B AdvanSix Share Dividend

10

Improving Growth Profile Through Portfolio Management

	Market Size, Growth	Portfolio Offering
Elster	~$11B, ~5% CAGR	• Advanced Gas Heating, Controls And Metering
Intelligrated	~$20B, 8%-10% CAGR	• Warehouse Automation And Software, Addressing e-Commerce Trend
Xtralis	8% CAGR	• Smoke Detection, Advanced Perimeter Security and Video Analytics Software
Com Dev	New $7B+ Connectivity Market	• Space-Based Communications Components and Related Subsystems
SatCom1		• On-Board Communications Routing Software, In-Flight Airtime and Consulting
Aviaso		• Software As A Service That Reduces Airline Fuel Consumption
Movilizer	$4B, 10% CAGR	• Created One Of The World's First Cloud Platforms For Field Service Applications
Sigma Aldrich (Research Chemicals)	~2.5% CAGR	• Growing Faster Than High-Purity Research Chemicals Market
Divestitures	Low Growth	• **Resins And Chemicals:** Cyclical Commodity Chemicals Business • **Honeywell Technology Solutions:** Less Technology Differentiation

Mad Money Briefing
October 13, 2016

Honeywell

Mad Money Briefing October 13, 2016 [VALUE ] B [VALUE ] B [VALUE ] B 164% 159% 158% 2014 2015 2016E CapEx Reinvestment Ratio High ROI Capital Expenditures R&D >7% Of Sales Investing Significantly To Grow The Business R&D Includes Customer - Funded R&D [VALUE ] B [VALUE ] B [VALUE ] B 7.3% 7.4% 7.5% 2014 2015 2016E R&D ($B) % of Sales ~10,000 ~10,300 ~11,500 2014 2015 3Q16E Census Growth In Sales Employees [VALUE ] M [VALUE ] M ~$260M + 2014 2015 3Q16E YTD . Restructuring Investments, Included In EPS 11 Reinvestment Ratio = CapEx / Depreciation

Mad Money Briefing October 13, 2016 Building An Industry - Leading Aerospace Installed Base 12 OEM Incentive Investments (All Expensed) • Large Wins On The Right Platforms Accelerate Growth • 17 New Aircraft Launching; 200 + New Products • Massive Installed Base • Conservative Accounting For Incentives - All Expensed Through P&L 2015 2016E 2017E 2018E 2019E ~($0.25) Impact YoY

13

A Strong Portfolio Aligned To Favorable Macro Trends

Market Drivers	Why We Win
Flight Hours Growing, Demand For Connectivity	Aerospace Leading The Connected Aircraft Era With JetWave Solution
Turbo Penetration Increasing	Industry Leading Turbo Technology And Global Scale
Internet Of Things (IoT) Growing	Half Our 23,000 Engineers Developing Software Today
HGR Growth In Urbanization And Infrastructure	Differentiated HGR Presence And Strategies
3Q Bottom For HON Oil & Gas	Investing For Growth Through Smart Capital Investments
Demand For Low-Global-Warming-Potential	Environmentally Friendly Refrigerants In Advanced Materials
Increasing Energy Efficiency Standards	Nearly 50% Of HON Portfolio Dedicated To Energy Solutions

Mad Money Briefing
October 13, 2016

Honeywell

Mad Money Briefing October 13, 2016 Leading The Connected Aircraft Evolution 14 Fast Network Hardware | Equipment Software Expertise Content Delivery Services | App Store Exclusive Inmarsat Network | Airtime Offering JetWave Cockpit, Mechanical Leadership Easier, Faster Digital Delivery Of Upgrades (RMUs) Via Software GoDirect Services And Apps Inside 95% Commercial Satellites Airtime SERVICES & APPS PASSENGER AIRPORT & OPERATIONS PILOT BUSINESS TRAVELER

Mad Money Briefing October 13, 2016 Golden Age Of Turbos 15 Regulations Becoming More Stringent 2000 2010 2020 2030 2040 2050 33% 2015 ~70% 47% 2020 Recent Upgrades Real Driving Emissions From 2017 Small Engines Incentives Euro 5 † From 2017 Commercial Vehicles CO 2 Target Redefinition Euro 6 † From 2020 MPG MPG MPG Improvement By 2021 Improvement By 2025 Improvement By 2020 MPG Improvement By 2022 Turbo No - Compromise Solution ~Half Of All Vehicles Turbocharged By 2020 Improvement By 2017 MPG * Source ICCT Fuel Economy Standards – August 2015 Light Vehicles Only. MPG Improvement vs 2014 Levels. † Equivalent Standards to Euro 5 (5mg/km PM, 60 - 180mg/km NOx) and Euro 6 (5mg/km PM, 60 - 80mg/km NOx) Turbo Penetration Enacted Targets* 20% CO 2 +30% Torque +25% Fuel Efficiency ~$20B Industry At Maturity 3L 6 Cylinders Naturally Aspirated 2L 4 Cylinders Turbocharged = 240 Horsepower 240 Horsepower Source: Honeywell Forecast

Mad Money Briefing October 13, 2016 Growth In Today’s Connected World (IoT) 16 ∂ BUILDINGS + CONNECTED 10M GLOBAL INSTALLED BASE VEHICLES + CONNECTED 100M GLOBAL INSTALLED BASE WORKERS + CONNECTED 550M GLOBAL PPE USERS HOMES + CONNECTED 150M GLOBAL INSTALLED BASE PLANTS + CONNECTED 10K+ GLOBAL INSTALLED BASE AIRCRAFT + CONNECTED 130K TOTAL AIRCRAFT ~10 control points 100,000+ control points 10,000 control points Decades of Lifespan Untethered Global Mobility Hyper - Scale Data Collection And Analysis Connected , Inter - Twined Systems, Applications And Networks K EY TRENDS ARE RAPIDLY SHAPING THE LANDSCAPE C ONNECTED O FFERINGS /I O T O PPORTUNITY >$6T IMPACT * 1985 1995 2005 2015 Bringing Our ADVANTAGE * Source: McKinsey Global Institute - est. global economy impact by 2025 HON Installed Base Market Trends

Mad Money Briefing October 13, 2016 Half Our Engineers Developing Software Today 17 Engineers Software Engineers Total Engineers Why Successful? • CMMI Level 5 Across Company • 77% Of HOS Gold Breakthrough Goals • Simulation, Product Enablement, Business Levels 22,800 Chemical Electrical Mechanical Software 49% 11,100 51% 11,700 11,100 PMT ACS AERO 46% Of Engineers 54% Of Engineers 50% Of Engineers CMMI = Capability Maturity Model Integration

Mad Money Briefing October 13, 2016 1.7% Growth 4.2% Growth HGR Developed Market ~18,000 ~58,000 2003 2016 World GDP Honeywell Census High Growth Regions Penetration 18 59% Of 2016 World GDP 41% Of 2016 World GDP Source: IHS Global Insight Growth Rate Is 20 Year CAGR From 2015 To 2035 ~220% Growth In HGR Census

Mad Money Briefing October 13, 2016 PMT Sales Growth From Smart Capital Investments 19 New Capacity Additions Deliver High ROI Revenue From Growth Capital Projects • Capital Investments Delivering 30% - 40% Returns • UOP Catalyst Capacity Expansion Supported By Large Installed Base Driving Robust Demand 2014 2015 2016 2020 2017 2018 2019 $0 $1,600 $0.2B $0.5B $1.2B $1.4B $1.5B $0.7B $1.1B • Low - Global - Warming - Potential HFO Demand Converts To $1B+ Solstice Sales Per Year By 2020 Information As Of Honeywell’s March 2016 Annual Investor Conference

Mad Money Briefing October 13, 2016 Energy Efficiency And Clean Energy Generation By immediately and comprehensively adopting existing Honeywell products and solutions, the U.S. could reduce energy consumption 20 to 25% . Biofuels Air Traffic Modernization Low - Global - Warming Refrigerants Fuel - Efficient Turbochargers Industrial Process Efficiency Demand Response & Smart Grid Energy Performance Contracts With nearly 50% of our portfolio dedicated to energy solutions, Honeywell is leading the charge in energy efficiency and clean energy generation. Green Buildings 20

Mad Money Briefing October 13, 2016 HON Business Model 21 • 5 Initiatives / 12 Behaviors • Management Resource Review - CEO Interviews Top 200 Roles • Customer Focused • Trick Is In The Doing - The Machinery Needs To Work - Go Slow To Go Fast - Achieve Two Seemingly Conflicting Things • Constantly Evolving • One Honeywell • Innovation Mindset One Honeywell Culture • Great Positions In Good Industries • Diversity Of Opportunity • M&A Upgrades Growth Portfolio • Balanced Portfolio - Long / Short Cycle - Early / Mid / Late Cycle • Globalization Continues • HOS Gold - Initiatives Integrated - Breakthrough Goals • Functional Transformation • Software Development Portfolio Processes Applied To

Mad Money Briefing October 13, 2016 22 Honeywell Is A Bargain! 0 5 10 15 20 25 MMM ITW GE EMR XLI HON COL UTX 2016 P/E Ratio 118% 67% 81% 69% 2011 - 2015 TSR HON Peer Average S&P XLI Peer Average Consists Of GE, UTX, MMM, ITW, EMR, COL EPS Excludes Any Pension Mark - to - Market Adjustment And Contemplated Debt Refinancing Charges

Mad Money Briefing October 13, 2016 23 Appendix

Mad Money Briefing October 13, 2016 24 Reconciliation Of EPS To EPS, Excluding Pension Mark - To - Market Adjustment 2007 (1) 2008 (2) 2009 (3) 2010 (4) 2011 (5) 2012 (6) 2013 (7) 2014 (8) 2015 (9) EPS $3.35 $1.08 $2.05 $2.59 $2.61 $3.69 $4.92 $5.33 $6.04 Pension Mark-to-Market Adjustment 0.01 2.74 0.64 0.41 1.44 0.79 0.05 0.23 0.06 EPS, Excluding Pension Mark-to-Market Adjustment $3.36 $3.82 $2.69 $3.00 $4.05 $4.48 $4.97 $5.56 $6.10 (1) Utilizes weighted average shares of 774.2 million. Mark-to-market uses a blended tax rate of 30.8%. (2) Utilizes weighted average shares of 743.5 million. Mark-to-market uses a blended tax rate of 38.2%. (3) Utilizes weighted average shares of 755.7 million. Mark-to-market uses a blended tax rate of 34.4%. (4) Utilizes weighted average shares of 780.9 million. Mark-to-market uses a blended tax rate of 32.3%. (5) Utilizes weighted average shares of 791.6 million. Mark-to-market uses a blended tax rate of 36.9%. (6) Utilizes weighted average shares of 791.9 million. Mark-to-market uses a blended tax rate of 35.0%. (7) Utilizes weighted average shares of 797.3 million. Mark-to-market uses a blended tax rate of 25.5%. (8) Utilizes weighted average shares of 795.2 million. Mark-to-market uses a blended tax rate of 28.1%. (9) Utilizes weighted average shares of 789.3 million. Mark-to-market uses a blended tax rate of 36.1%.